Exhibit 99.3

                                                           Last Updated 2/3/2003

                        PINNACLE WEST CAPITAL CORPORATION

                       CONSOLIDATED STATISTICS BY QUARTER
                                      2002

                                                                                                                        INCREASE
                                                                                                                       (DECREASE)
Line                                                    1ST QTR    2ND QTR     3RD QTR     4TH QTR    YEAR-TO-DATE    VS PRIOR YTD
                                                       --------   --------    --------    --------    ------------    ------------
     EARNINGS CONTRIBUTION
       BY SUBSIDIARY ($ MILLIONS)

1        Arizona Public Service                        $     32   $     64    $     87    $     16      $    199        $    (82)
2        Pinnacle West Energy                                 1          1          10         (31)          (19)            (37)
3        APS Energy Services                                  2         11           7           8            28              38
4        SunCor                                               2          8          (1)         10            19              16
5        El Dorado                                           --         (3)        (15)        (37)          (55)            (55)
6        Parent Company                                      17         (6)         13          19            43               8
                                                       --------   --------    --------    --------      --------        --------

7            Income Before Accounting Change                 54         75         101         (15)          215            (112)

8        Cumulative Effect of Change in Accounting -
            Net of Tax                                       --         --          --         (66)          (66)            (51)
                                                       --------   --------    --------    --------      --------        --------

9            Net Income                                $     54   $     75    $    101    $    (81)     $    149        $   (163)
                                                       ========   ========    ========    ========      ========        ========
     EARNINGS PER SHARE
       BY SUBSIDIARY - DILUTED

10       Arizona Public Service                        $   0.37   $   0.76    $   1.02    $   0.19      $   2.35        $  (0.95)
11       Pinnacle West Energy                              0.01       0.01        0.12       (0.37)        (0.23)          (0.44)
12       APS Energy Services                               0.03       0.13        0.08        0.09          0.33            0.45
13       SunCor                                            0.02       0.10       (0.01)       0.11          0.22            0.18
14       El Dorado                                           --      (0.04)      (0.18)      (0.43)        (0.65)          (0.65)
15       Parent Company                                    0.20      (0.07)       0.16        0.24          0.51            0.09
                                                       --------   --------    --------    --------      --------        --------

16           Income Before Accounting Change               0.63       0.89        1.19       (0.17)         2.53           (1.32)

17       Cumulative Effect of Change in Accounting -
            Net of Tax                                       --         --          --       (0.78)        (0.77)          (0.60)
                                                       --------   --------    --------    --------      --------        --------

18           Net Income                                $   0.63   $   0.89    $   1.19    $  (0.95)     $   1.76        $  (1.92)
                                                       ========   ========    ========    ========      ========        ========

19   BOOK VALUE PER SHARE                              $  30.06   $  30.54    $  31.39    $  29.40      $  29.40        $  (0.06)

     COMMON SHARES OUTSTANDING -
       DILUTED (THOUSANDS)
20       Average                                         84,884     84,926      84,797      85,302        84,964              34
21       End of Period                                   84,789     84,768      84,756      91,255        91,255           6,531

See Glossary of Terms.

                                                           Last Updated 2/3/2003

                        PINNACLE WEST CAPITAL CORPORATION

                       CONSOLIDATED STATISTICS BY QUARTER
                                      2002

                                                                                                                         INCREASE
                                                                                                                        (DECREASE)
Line                                                        1ST QTR    2ND QTR    3RD QTR    4TH QTR    YEAR-TO-DATE   VS PRIOR YTD
                                                           --------   --------   --------   --------    ------------   ------------
     ELECTRIC OPERATING REVENUES
         (DOLLARS IN MILLIONS)
     Retail
22       Residential                                       $    171   $    226   $    337   $    172      $    906       $     (9)
23       Business                                               195        251        270        212           928            (24)
                                                           --------   --------   --------   --------      --------       --------
24           Total retail                                       366        477        607        384         1,834            (33)
                                                           --------   --------   --------   --------      --------       --------
     Wholesale revenue on delivered electricity
25       Traditional contracts                                    2          1          3          3             9            (64)
26       Retail load hedge management                             2         11         99         11           123           (455)
         Marketing and trading -- delivered
27           Generation sales other than native load              8          2          8         32            50            (98)
28           Realized margins on electricity trading             27         14          5          3            49            (13)
29           Other delivered electricity (a)                     34         39         53         81           207           (122)
                                                           --------   --------   --------   --------      --------       --------
30           Total delivered marketing and trading               69         55         65        116           306           (233)
                                                           --------   --------   --------   --------      --------       --------
31       Total delivered wholesale electricity                   73         67        167        130           438           (752)
                                                           --------   --------   --------   --------      --------       --------
     Other marketing and trading
32       Realized margins on delivered commodities
            other than electricity (a)                            4          1         (3)         6             8             22
33       Prior period mark-to-market (gains) losses on
            contracts delivered during current period (a)       (22)        (8)         3         (8)          (40)           (39)
34       Change in mark-to-market for future-period
            deliveries                                           25          1         22         (1)           52            (75)
                                                           --------   --------   --------   --------      --------       --------
35       Total other marketing and trading                        7         (6)        22         (3)           20            (92)
                                                           --------   --------   --------   --------      --------       --------
36   Transmission for others                                      6          6          6         12            30              4
37   Other miscellaneous services                                 4          2          4          7            17             (1)
                                                           --------   --------   --------   --------      --------       --------
38           Total electric operating revenues             $    456   $    546   $    806   $    530      $  2,339       $   (874)
                                                           ========   ========   ========   ========      ========       ========
     ELECTRIC SALES (GWH)

     Retail sales
39       Residential                                          2,141      2,441      3,806      2,056        10,444            109
40       Business                                             2,771      3,429      3,681      3,036        12,917           (147)
                                                           --------   --------   --------   --------      --------       --------
41           Total retail                                     4,912      5,870      7,487      5,092        23,361            (38)
                                                           --------   --------   --------   --------      --------       --------
     Wholesale electricity delivered
42       Traditional contracts                                   71        121        142        140           474           (739)
43       Retail load hedge management                           158        230      1,958        296         2,642           (398)
         Marketing and trading -- delivered
44           Generation sales other than native load            376         73        291      1,051         1,791            403
45           Electricity trading                              3,109      3,596      5,908      4,312        16,925          4,894
46           Other delivered electricity                        727        774        905      1,733         4,139          1,557
                                                           --------   --------   --------   --------      --------       --------
47           Total delivered marketing and trading            4,212      4,443      7,104      7,096        22,855          6,854
                                                           --------   --------   --------   --------      --------       --------
48       Total delivered wholesale electricity                4,441      4,794      9,204      7,532        25,971          5,717
                                                           --------   --------   --------   --------      --------       --------
49           Total electric sales                             9,353     10,664     16,691     12,624        49,332          5,679
                                                           ========   ========   ========   ========      ========       ========

     ----------
     (a) The net effect on net electric operating revenues from realization of prior-period mark-to-market included in line 38 is zero. Realization of prior-period mark-to-market relates to cash flow recognition, not revenue recognition. The arithmetic opposites of amounts included in line 33 are included in lines 28 and 32. For example, line 33 shows that a prior-period mark-to-market gain of $8 million was transferred to "realized" for the fourth quarter of 2002. Lines 28 and 32 include amounts totaling $9 million of realized revenues for the fourth quarter of 2002.

See Glossary of Terms.

                                                           Last Updated 2/3/2003

                        PINNACLE WEST CAPITAL CORPORATION

                       CONSOLIDATED STATISTICS BY QUARTER
                                      2002

                                                                                                                          INCREASE
                                                                                                                         (DECREASE)
Line                                                            1ST QTR   2ND QTR   3RD QTR   4TH QTR    YEAR-TO-DATE   VS PRIOR YTD
                                                                -------   -------   -------   -------    ------------   ------------
     MARKETING AND TRADING SEGMENT
         PRETAX GROSS MARGIN ANALYSIS
         (DOLLARS IN MILLIONS)

     REALIZED AND MARK-TO-MARKET COMPONENTS
     Current Period Effects
         Realized margin on delivered commodities
             Electricity
50                Generation sales other than native load       $     2   $    --   $     3   $     9       $    14       $   (66)
51                Other electricity marketing and trading (a)        33        24        19        23            99           (18)
                                                                -------   -------   -------   -------       -------       -------
52                Total electricity                                  35        24        22        32           113           (84)
53           Other commodities (a)                                    4         1        (3)        6             8            22
                                                                -------   -------   -------   -------       -------       -------
54           Total realized margin                                   39        25        19        38           121           (62)
                                                                -------   -------   -------   -------       -------       -------
         Prior-period mark-to-market (gains) losses on
            contracts delivered during current period
55           Electricity (a)                                        (26)       (9)       (4)       (4)          (30)          (19)
56           Other commodities (a)                                   (6)       --         6        (4)          (11)          (36)
57           Charge related to trading activities with
                Enron and its affiliates                             --        --        --        --            --             8
                                                                -------   -------   -------   -------       -------       -------
58           Subtotal                                               (32)       (9)        2        (8)          (41)          (47)
                                                                -------   -------   -------   -------       -------       -------
59       Total current period effects (b)                             7        16        21        30            80          (109)
                                                                -------   -------   -------   -------       -------       -------
     Change in mark-to-market gains (losses) for
        future period deliveries (b)
61       Electricity                                                 34        10        25         6            63           (83)
62       Other commodities                                           (2)       (7)       (2)       (7)          (11)            7
                                                                -------   -------   -------   -------       -------       -------
63       Total future period effects                                 32         3        23        (1)           52           (76)
                                                                -------   -------   -------   -------       -------       -------
64   Total gross margin                                         $    40   $    19   $    44   $    29       $   132       $  (185)
                                                                =======   =======   =======   =======       =======       =======

     FUTURE MARKETING AND TRADING MARK-TO-MARKET REALIZATION

     As of December 31, 2002, Pinnacle West had accumulated mark-to-market net gains of $41 million related to our power marketing and trading activities. We estimate that these gains will be reclassified to realized gains as the underlying commodities are delivered, as follows: 2003, $4 million; 2004, $10 million; 2005 and thereafter, $27 million.

     ----------
     (a) The net effect on pretax gross margin from realization of prior-period mark-to-market included in line 59 and in line 64 is zero. Realization of prior-period mark-to-market relates to cash flow recognition, not earnings recognition. The arithmetic opposites of amounts included in line 55 are included in line 51. The opposites of amounts included in line 56 are included in line 53. For example, line 55 shows that a prior-period mark-to-market gain of $4 million was transferred to "realized" for the fourth quarter of 2002. A $4 million realized gain is included in the $23 million on line 51 for the fourth quarter of 2002.
     (b) Quarterly amounts do not total to the annual amounts because of intra-year mark-to-market eliminations.

See Glosssary of Terms.

                                                           Last Updated 2/3/2003

                        PINNACLE WEST CAPITAL CORPORATION

                       CONSOLIDATED STATISTICS BY QUARTER
                                      2002

                                                                                                                    INCREASE
                                                                                                                   (DECREASE)
Line                                                 1ST QTR    2ND QTR    3RD QTR    4TH QTR     YEAR-TO-DATE    VS PRIOR YTD
                                                     -------    -------    -------    -------     ------------    ------------
     MARKETING AND TRADING SEGMENT
         PRETAX GROSS MARGIN ANALYSIS (CONTINUED)
         (DOLLARS IN MILLIONS)

     BY COMMODITY SOLD OR TRADED

65   Electricity                                     $    45    $    25    $    43    $    34        $   147        $  (181)
66   Natural gas                                          (5)         1          3         (5)            (6)             2
67   Coal                                                 (1)        (2)         1         --             (2)            (9)
68   Emission allowances                                   1         (5)        (3)        --             (7)             3
69   Other                                                --         --         --         --             --             --
                                                     -------    -------    -------    -------        -------        -------
70       Total gross margin                          $    40    $    19    $    44    $    29        $   132        $  (185)
                                                     =======    =======    =======    =======        =======        =======
     BY PINNACLE WEST ENTITY

     Parent company marketing and trading division
71       Generation sales other than native load     $     1    $    --    $     2    $     5        $     8        $     8
72       Other marketing and trading                      34          9         30          9             82              4
     APS
73       Generation sales other than native load           1         --          1         --              2            (77)
74       Other marketing and trading                      --         --         --         --             --           (156)
     Pinnacle West Energy
75       Generation sales other than native load          --         --         --          4              4              4
76       Other marketing and trading                      --         --         --         --             --             --
     APS ES
77       Other marketing and trading                       4         10         11         11             36             32
                                                     -------    -------    -------    -------        -------        -------
78   Total gross margin before income taxes          $    40    $    19    $    44    $    29        $   132        $  (185)
                                                     =======    =======    =======    =======        =======        =======

See Glossary of Terms.

                                                           Last Updated 2/3/2003

                        PINNACLE WEST CAPITAL CORPORATION

                       CONSOLIDATED STATISTICS BY QUARTER
                                      2002

                                                                                                               INCREASE
                                                                                                              (DECREASE)
Line                                       1ST QTR      2ND QTR      3RD QTR      4TH QTR    YEAR-TO-DATE    VS PRIOR YTD
                                          --------     --------     --------     --------    ------------    ------------
     AVERAGE ELECTRIC CUSTOMERS

     Retail customers
79       Residential                       801,000      795,681      798,590      811,930       801,801          25,462
80       Business                           99,335      100,096      100,318      101,177       100,228           2,030
                                          --------     --------     --------     --------      --------        --------
81           Total                         900,335      895,777      898,908      913,107       902,029          27,492
82   Wholesale customers                        67           67           67           67            67               1
                                          --------     --------     --------     --------      --------        --------
83           Total customers               900,402      895,844      898,975      913,174       902,096          27,493
                                          ========     ========     ========     ========      ========        ========

84   Customer Growth (% over prior year)       3.2%         3.2%         3.1%         3.2%          3.1%           (0.5)%

     RETAIL SALES (GWH) -
        WEATHER NORMALIZED

85   Residential                             2,164        2,387        3,602        2,123        10,276             599
86   Business                                2,774        3,392        3,675        3,015        12,856              79
                                          --------     --------     --------     --------      --------        --------
87           Total                           4,938        5,779        7,277        5,138        23,132             678
                                          ========     ========     ========     ========      ========        ========
     RETAIL USAGE
         (KWH/AVERAGE CUSTOMER)

88   Residential                             2,673        3,068        4,766        2,532        13,025            (287)
89   Business                               27,896       34,258       36,691       30,011       128,885          (4,152)

     RETAIL USAGE -
          WEATHER NORMALIZED
         (KWH/AVERAGE CUSTOMER)

90   Residential                             2,702        3,000        4,510        2,615        12,817             352
91   Business                               27,926       33,886       36,638       29,797       128,269          (1,846)

     ELECTRICITY DEMAND (MW)

92   System peak demand                      3,921        5,425        5,803        3,828         5,803             116

See Glossary of Terms.

                                                           Last Updated 2/3/2003

                        PINNACLE WEST CAPITAL CORPORATION

                       CONSOLIDATED STATISTICS BY QUARTER
                                      2002

                                                                                                                          INCREASE
                                                                                                                         (DECREASE)
Line                                                       1ST QTR     2ND QTR     3RD QTR     4TH QTR   YEAR-TO-DATE   VS PRIOR YTD
                                                           -------     -------     -------     -------   ------------   ------------
     ENERGY SOURCES (GWH)

     Generation production
93       Nuclear                                             2,257       2,242       2,387       2,094        8,980           596
94       Coal                                                2,890       2,703       3,280       3,183       12,056          (516)
95       Gas, oil and other                                    337         564       1,647       1,455        4,003            --
                                                           -------     -------     -------     -------      -------       -------
96           Total                                           5,484       5,509       7,314       6,732       25,039            80
                                                           -------     -------     -------     -------      -------       -------
     Purchased power
97       Firm load                                             429         846         859        (157)       1,619        (1,342)
98       Marketing and trading                               3,993       4,599       8,771       6,340       23,704         6,051
                                                           -------     -------     -------     -------      -------       -------
99           Total                                           4,422       5,445       9,630       6,183       25,323         4,709
                                                           -------     -------     -------     -------      -------       -------
100          Total energy sources                            9,906      10,954      16,944      12,915       50,362         4,789
                                                           =======     =======     =======     =======      =======       =======
     POWER PLANT PERFORMANCE

     Capacity Factors
101      Nuclear                                                96%         95%        100%         87%          94%            6%
102      Coal                                                   78%         72%         87%         84%          80%           (4)%
103      Gas, oil and other                                     12%         20%         38%         29%          27%          (10)%
104      System average                                         62%         62%         69%         60%          63%           (7)%

     Generation Capacity Out of Service and Replaced for
     Native Load (average MW/day)
105      Nuclear                                                62          66          12         129           67           (60)
106      Coal                                                  184         279          88         116          167            --
107      Gas                                                    12          18         106          54           48            16
108          Total                                             258         363         206         299          282           (44)

109  Generation Fuel Cost ($/MWh)                          $ 11.57     $ 11.89     $ 14.84     $ 13.05      $ 13.01       $ (3.21)

See Glossary of Terms.

                                                           Last Updated 2/3/2003

                        PINNACLE WEST CAPITAL CORPORATION

                       CONSOLIDATED STATISTICS BY QUARTER
                                      2002

                                                                                                                      INCREASE
                                                                                                                     (DECREASE)
Line                                                   1ST QTR     2ND QTR     3RD QTR     4TH QTR   YEAR-TO-DATE   VS PRIOR YTD
                                                      --------    --------    --------    --------   ------------   ------------
     ENERGY MARKET INDICATORS (a)

     Electricity Average Daily Spot Prices ($/MWh)
         On-Peak
110          Palo Verde                               $  26.86    $  30.65    $  35.45    $  36.18     $  32.28       $ (86.13)
111          SP15                                     $  28.46    $  31.51    $  35.55    $  41.35     $  34.22       $ (85.77)
         Off-Peak
112          Palo Verde                               $  22.17    $  14.10    $  18.21    $  25.09     $  19.89       $ (41.68)
113          SP15                                     $  22.76    $  15.95    $  19.54    $  28.52     $  21.69       $ (51.79)

     WEATHER INDICATORS

     Actual
114      Cooling degree-days                                89       1,741       2,647         398        4,875           (247)
115      Heating degree-days                               472          --          --         328          800           (360)
116      Average humidity                                   28%         16%         27%         38%          27%            (9)%
     10-Year Averages
117      Cooling degree-days                                71       1,458       2,454         398        4,381             --
118      Heating degree-days                               556          35          --         435        1,026             --
119      Average humidity                                   45%         25%         34%         40%          36%             0%


     ECONOMIC INDICATORS

     Building Permits -- Metro Phoenix (b)
120      Single-family                                   7,514       6,456       6,062       8,250       33,955          1,500
121      Multi-family                                      985         662       1,045       1,327        6,577         (2,392)
                                                      --------    --------    --------    --------     --------       --------
122          Total                                       8,499       7,118       7,107       9,577       40,532           (892)
                                                      ========    ========    ========    ========     ========       ========

     Arizona Job Growth (c)
123      Payroll job growth (% over prior year)           (1.7)%      (1.1)%      (1.0)%       0.0%        (0.8)%         (1.7)%
124      Unemployment rate (%, seasonally adjusted)        5.9%        5.7%        5.9%        5.7%         5.8%           1.3%


     SOURCES:
     --------
     (a) This price is an average of daily prices obtained and used with permission from Dow Jones & Company, Inc.
     (b)  Arizona Real Estate Center, Arizona State University College of
          Business
     (c)  Arizona Department of Economic Security

See Glossary of Terms.